UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 27, 2016

Equity One, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)
410 Park Avenue, Suite 1220
New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(212) 796-1760
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  Equity One, Inc. furnished a Current Report on Form 8-K on April 27, 2016 and inadvertently attached its Supplemental Information Package as of December 31, 2015 as Exhibit 99.2 to such report.  Equity One, Inc. is furnishing this Current Report on Form 8-K/A to attach its Supplemental Information Package as of March 31, 2016 as Exhibit 99.2.  For convenience, Equity One, Inc. is re-attaching its Earnings Release as Exhibit 99.1 and repeating the text of the original report, except that references to Form 8-K have been replaced by references to this Form 8-K/A.

Item 2.02 Results of Operations and Financial Condition
On April 27, 2016, Equity One, Inc. (the “Company”) announced its financial results for the three months ended March 31, 2016. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K/A. A copy of the Company’s Supplemental Information Package is furnished as Exhibit 99.2 to this report on Form 8-K/A. The information contained in this report on Form 8-K/A, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure
On April 27, 2016, the Company announced its financial results for the three months ended March 31, 2016. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K/A. A copy of the Company’s Supplemental Information Package is furnished as Exhibit 99.2 to this report on Form 8-K/A. The information contained in this report on Form 8-K/A, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
99.1 — Earnings Press Release of Equity One, Inc. dated April 27, 2016.
99.2 — Supplemental Information Package of Equity One, Inc. as of March 31, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

April 27, 2016	By:	/s/ Matthew Ostrower
Matthew Ostrower
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Earnings Press Release of Equity One, Inc. dated April 27, 2016.

99.2	Supplemental Information Package of Equity One, Inc. as of March 31, 2016.